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                                                                 EXHIBIT 10.7(B)

20070

        % NONCUMULATIVE           [PICTURE OF               SEE REVERSE FOR
        PREFERRED STOCK,          SAM HOUSTON]            CERTAIN DEFINITIONS
           SERIES B                                           AND NOTICE

NCPB    PAR VALUE OF $0.01 EACH                           CUSIP 065414


                            BANK UNITED OF TEXAS FSB
                          A FEDERAL STOCK SAVINGS BANK




THIS CERTIFIES THAT

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IS THE REGISTERED HOLDER OF

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FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $0.01 EACH, OF THE
      % NONCUMULATIVE PREFERRED STOCK, SERIES B OF
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Bank United of Texas FSB, transferable on the books of the Bank by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

     Reference is hereby made to the further information concerning the shares represented by this certificate set forth on the reverse hereof.

     The securities represented by this Certificate are not savings accounts, deposits, or other debt obligations of a bank or a savings association and are not insured by the Federal Deposit Insurance Corporation, the Savings Association or any other government agency.

     This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness, the facsimile seal of the Bank and the facsimile signatures of its duly authorized officers.

                             CERTIFICATE OF STOCK


                                                Dated

     /s/ Barry C. Burkholder                    Countersigned and Registered:
               PRESIDENT AND                            THE BANK OF NEW YORK,
     CHIEF EXECUTIVE OFFICER                    Transfer Agent and Registrar,

      /s/ Randolph C. Henson                    BY
                   SECRETARY                             Authorized Signature




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                          BANK UNITED OF TEXAS FSB

                                   NOTICE

     A full statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock of the Bank or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by the Bank, without charge, to any stockholder who so requests, upon application to the Transfer Agent named on the face hereof or to the office of the Secretary of the Bank in Houston, Texas.

     This Certificate and the shares represented hereby are issued, and shall be subject to all of the provisions of the Charter and By-Laws of the Bank and all amendments thereto and resolutions of the Board of Directors providing for
the issue of shares of the      % Noncumulative Preferred Stock, Series B
(copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM-as tenants in common           UNIF GIFT MIN ACT-    Custodian
     TEN ENT-as tenants by the entireties                     ----         -----
     JT TEN -as joint tenants with right of                  (Cust)      (Minor)
             survivorship and not as tenants
             in common                             under Uniform Gifts to Minors
                                                            Act
                                                                --------
                                                                (State)

   Additional abbreviations may also be used though not in the above list.

For value received,                      hereby sell, assign and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

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of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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to transfer the said stock on the books of the within named Bank with full power of substitution in the premises.

Dated
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      SIGNATURE:

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      NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
                AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


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                The signature should be guaranteed by an eligible guarantor institution pursuant to S.E.C. Rule 17 AD 15.